Award Timing Disclosure	12 Months Ended
Dec. 28, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure	The Company also has an Equity Award Policy that prohibits granting equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates. Because the Company believes equity awards are an important part of our compensation program, we grant equity awards on an annual basis to key employees, including our executive officers. Annual equity awards to executive officers must be approved by the Compensation Committee (or the Board) and are expected to be granted following the second business day after the announcement of earnings for the fiscal year. The Company’s policy is that it will not purposely accelerate or delay the public release of material non-public information (“MNPI”) in consideration of any pending equity award grant in order to allow an award recipient to benefit from a more favorable stock price. The Company realizes that a release of MNPI by the Company in close proximity to an equity award could create the appearance of an effort by the Company to time the announcement to a recipient’s benefit, even if no such benefit was intended.
Award Timing Method	Annual equity awards to executive officers must be approved by the Compensation Committee (or the Board) and are expected to be granted following the second business day after the announcement of earnings for the fiscal year.
Award Timing Predetermined	true
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	The Company also has an Equity Award Policy that prohibits granting equity awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on equity award grant dates.